UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2008

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Hulfish Street, Suite 280, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

We previously disclosed our acquisition of a 90% ownership interest in Afton Ridge Joint Venture, LLC, or Afton Ridge, the owner of Afton Ridge Shopping Center located at the intersection of I-85 and Kannapolis Parkway, in Kannapolis, North Carolina, from unrelated third parties, on Form 8-K filed on September 22, 2008. We acquired our ownership interest in Afton Ridge for approximately $45,000,000, exclusive of customary closing costs. We are filing this Form 8-K/A to incorporate by reference the required financial information as described below in Item 9.01 with respect to Afton Ridge.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements. The following is required financial information relating to Afton Ridge:

Afton Ridge

Independent Auditor’s Report	F-1

Historical Statements of Revenues and Direct Operating Expenses for the Year Ended December 31, 2007 and for the Unaudited Six Months Period Ended June 30, 2008	F-2

Notes to the Historical Statements of Revenues and Direct Operating Expenses for the Year Ended December 31, 2007 and for the Unaudited Six Months Period Ended June 30, 2008	F-3

(b) Pro Forma Financial Information.

Pro Forma Condensed Consolidated Financial Statements (unaudited)	F-6

Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2008 (unaudited)	F-7

Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007 (unaudited)	F-8

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)	F-9

2

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees

CB Richard Ellis Realty Trust

We have audited the accompanying historical statement of revenues and direct operating expenses (“historical statement”) of Afton Ridge Shopping Center (the “Property”), a shopping center located at the intersection of I-85 and Kannapolis Parkway, in Kannapolis, North Carolina, for the year ended December 31, 2007. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the historical statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Property for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying historical statement of revenues and direct operating expenses for the six months period ended June 30, 2008 was not audited by us and, accordingly, we express no opinion or any other form of assurance on this statement.

/s/ SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP

Newport Beach, California

November 26, 2008

AFTON RIDGE SHOPPING CENTER

HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2007 and For the Unaudited

Six Months Period Ended June 30, 2008

	For the Year Ended December 31, 2007	For the Unaudited Six Months Period Ended June 30, 2008
REVENUES
Rental income	$1,854,200	$1,647,507
Tenant reimbursements	386,375	349,048

Total revenues	2,240,575	1,996,555

DIRECT OPERATING EXPENSES
Operating and maintenance	458,230	254,298
Property management fees	106,223	64,894
Property taxes	145,110	239,930
General and administrative	126,820	38,479

Total direct operating expenses	836,383	597,601

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES	$1,404,192	$1,398,954

AFTON RIDGE SHOPPING CENTER

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2007 and For the Unaudited

Six Months Period Ended June 30, 2008

1. BASIS OF PRESENTATION

On September 18, 2008, CB Richard Ellis Realty Trust (the “Company”) acquired a 90% ownership interest in Afton Ridge Joint Venture, LLC (“Afton Ridge”), the owner of Afton Ridge Shopping Center (the “Property”) from unrelated third parties. CK Afton Ridge Shopping Center, LLC, a subsidiary of Childress Klein Properties, Inc., (“CK Afton Ridge”), will retain a 10% ownership interest in Afton Ridge and will continue to manage Afton Ridge Shopping Center. The Property is located at the intersection of I-85 and Kannapolis Parkway, in Kannapolis, North Carolina. The Property is a 296,388 square foot regional shopping center completed in 2007. As of December 31, 2007, tenants occupied 85% of the Property’s total rentable square footage. The historical statements of revenues and direct operating expenses (the “historical statements”) reflect only the operations of the Property and not those of the Company.

The accompanying historical statements of revenues and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental income is recognized on a straight-line basis over the related lease term.

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statements. The excluded revenues consist primarily of nonoperating revenue related to the Property. The excluded expenses consist primarily of depreciation and amortization of the Property. Property taxes represent the taxes paid or accrued based upon pre-acquisition assessed value. As a result of the acquisition of the Property, the assessed value and related real estate tax expense may change. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to the proposed future operations of the Property.

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and direct operating expenses during the reporting period to prepare the statement of revenues and direct operating expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

In the opinion of management, all adjustments considered necessary for a fair presentation of the historical statement of revenues and direct operating expenses for the six months period ended June 30, 2008 have been included, and all such adjustments are of a normal recurring nature. The excess of revenues over direct operating expenses for the unaudited six months period ended June 30, 2008 are not necessarily indicative of the excess revenues over direct operating expenses that can be expected for the year ending December 31, 2008.

AFTON RIDGE SHOPPING CENTER

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2007 and For the Unaudited

Six Months Period Ended June 30, 2008

2. RISKS AND UNCERTAINTIES

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results. If the tenant were to default, future revenues of the Property would be severely impacted.

3. REVENUE RECOGNITION

Tenant leases are accounted for as operating leases. Minimum annual rentals are recognized on a straight-line basis over the term of the related lease.

4. TENANT CONCENTRATION

At December 31, 2007 and June 30, 2008, Dick’s Sporting Goods occupied approximately 15%, Stein Mart occupied approximately 12%, Best Buy occupied approximately 10%, Ashley Furniture occupied approximately 10%, and Marshall’s occupied approximately 10% of the Property’s total square footage. If these tenants were to default on their lease, future revenues of the Property could be severely adversely impacted. No other tenants represented more than 10% of the Property’ square footage.

5. FUTURE MINIMUM RENTAL INCOME

At June 30, 2008, the Property is leased to tenants under a noncancelable operating lease that expires between January 2012 and August 2018. The lease also provides for additional rents based on certain operating expenses of the Property. Approximate future minimum rent to be received from the noncancelable operating lease, excluding tenant reimbursements, for each of the next five years ending December 31 are summarized as follows:

Year	Rent
2008	$3,394,770
2009	3,503,408
2010	3,503,408
2011	3,503,408
2012	3,229,014
Thereafter	12,444,307

$29,578,315

AFTON RIDGE SHOPPING CENTER

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2007 and For the Unaudited

Six Months Period Ended June 30, 2008

6.	RELATED PARTY TRANSACTIONS

CK Afton Ridge, an affiliate, is the Property’s manager and receives a management fee equal to 4% of the monthly cash collected from the tenants. CK Afton Ridge earned management fees totaling $106,223 and $64,894 for the year ended December 31, 2007 and the six month ended June 30, 2008, respectively.

7.	COMMITMENTS AND CONTINGENCIES

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any noncompliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Financial Statements

(unaudited)

The following unaudited pro forma condensed consolidated statements of operations of CB Richard Ellis Realty Trust (the “Company”) including its consolidated subsidiaries, for the nine months ended September 30, 2008 and year ended December 31, 2007 are based on the historical consolidated statements of operations of CB Richard Ellis Realty Trust and the statements of revenues and certain expenses for (i) the Bolingbrook Point III property (“Bolingbrook”), which was acquired on August 29, 2007, (ii) the Carolina Portfolio and Carolina II Portfolio which were acquired on August 30, 2007, September 24, 2007 and November 1, 2007, respectively, (iii) the Lakeside Office Center property (“Lakeside”), which was acquired on March 5, 2008, (iv) the Enclave on the Lake property (“Enclave”), which was acquired on July 1, 2008, and is based on other financial information of the (v) 602 Central Blvd. property (“602 Central”), which was acquired on April 27, 2007, (vi) the Thames Valley Five property (“TVF”), which was acquired on March 20, 2008, (vii) Albion Mills Retail Center (“Albion Mills”), which was acquired on July 11, 2008, (viii) Kings Mountain III (“KM III”), which was acquired on March 14, 2008, (ix) the Duke Buckeye Logistic Center property (“Duke Buckeye”) which was contributed to the Duke joint venture on June 12, 2008 and (x) Afton Ridge Shopping Center (“Afton Ridge”), a joint venture interest in which the Company acquired on September 18, 2008.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2008 is presented as if the acquisitions of Lakeside, TVF, Enclave, Albion Mills and Afton Ridge had taken place on January 1, 2007 and for KM III and Duke Buckeye at the date of the completion of development of the properties on April 1, 2007 and September 16, 2007, respectively.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2007 is presented as if the acquisitions of the 602 Central, Bolingbrook, Carolina Portfolio and Carolina II Portfolio (including KM III as if acquired on April 1, 2007), Lakeside, TVF, Enclave, Albion Mills and Afton Ridge had taken place on January 1, 2007, and as if Duke Buckeye was acquired on September 16, 2007.

The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the statements of operations of CB Richard Ellis Realty Trust and the statements of revenues and certain expenses of Afton Ridge, Enclave, Bolingbrook, Carolina Portfolio, Carolina Portfolio II and Lakeside, along with the accompanying notes thereto. The unaudited pro forma condensed consolidated statements of operations do not purport to represent our results of operations that would actually have occurred assuming the acquisitions of 602 Central, Bolingbrook, the Carolina Portfolio and Carolina II Portfolio, Lakeside, KM III, TVF, Duke Buckeye, Enclave, Albion Mills and Afton Ridge properties had occurred on January 1, 2007, (or the alternative pro forma acquisition dates for KM III and Duke Buckeye as noted in the paragraph above), nor do they purport to project our results of operations as of any future date or for any future period.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2008 has not been included in the presentation of these unaudited pro forma financial statements due to the fact that all properties acquired and investments in unconsolidated joint venture investments are already reflected in the September 30, 2008 unaudited condensed consolidated balance sheet included in CB Richard Ellis Realty Trust’s Form 10-Q filing as filed with the SEC on November 14, 2008.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Statements of Operations

For the Nine Months Ended September 30, 2008 (unaudited)

(In Thousands, Except Share Data)

	CB Richard Ellis Realty Trust Historical	Lakeside Office Center	Kings Mountain III	Thames Valley Five	Duke- Buckeye	Enclave	Afton Ridge	Enclave Pro Forma Adjustments	Albion Mills Pro Forma Adjustments	Afton Ridge Pro Forma Adjustments	Consolidated Company Pro Forma
	AA	BB	CC	DD	EE	FF	GG	HH	II	JJ
REVENUES
Rental	$23,631	$364	$1	$494	—	$2,091	$—	$252	$814	$—	$27,647
Tenant Reimbursements	4,250	121	—	4	—	221	—	—	—	—	4,596

Total Revenues	27,881	485	1	498	—	2,312	—	252	814	—	32,243

EXPENSES
Operating and Maintenance	2,555	90	8	4	—	591	—	—	—	—	3,248
Property Taxes	3,134	37	1	—	—	346	—	—	—	—	3,518
Interest	7,479	—	—	—	—	514	—	—	—	—	7,993
General and Administrative	2,098	—	—	—	—	44	—	—	—	—	2,142
Management Fees to Related Party	2,495	26	31	40	94	—	—	145	94	257	3,182
Depreciation and Amortization	11,457	170	147	275	10	—	—	1,056	229	—	13,344
Loss on Transfer of Real Estate Held for Sale to Continuing Operations	3,451	—	—	—	—	—	—	—	—	—	3,451

Total Expenses	32,669	323	187	319	104	1,495	—	1,201	323	257	36,878

INTEREST AND OTHER INCOME	1,797	—	—	—	—	—	—	—	—	—	1,797

(LOSS) INCOME BEFORE MINORITY INTEREST	(2,991)	162	(186)	179	(104)	817	—	(949)	491	(257)	(2,838)
MINORITY INTEREST	12	(1)	1	(1)	1	—	—	1	(2)	(2)	9
BENEFIT FOR INCOME TAXES	41	—	—	—	—	—	—	—	—	—	41
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED ENTITIES	103	—	—	—	(111)	—	1,259	—	—	(525)	726

NET (LOSS) INCOME	$(2,835)	$161	$(185)	$178	$(214)	$817	$1,259	$(948)	$489	$(784)	$(2,062)
Basic and Diluted Net (Loss)Income per Share	$(0.07)										$(0.05)
Weighted Average Common Shares Outstanding – Basic and Diluted	41,444,884										41,444,884

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

(Unaudited) Pro Forma Condensed Consolidated Statements of Operations

For the Year Ended December 31, 2007

(In thousands except share data)

	CB Richard Ellis Realty Trust Historical KK	602 Central Blvd., Coventry, UK LL	Boling- brook Point III MM	Carolina Portfolio NN	Carolina II Portfolio OO	Lakeside Office Center PP	Thames Valley Five QQ	Enclave RR	Afton Ridge SS	Boling- brook Pro Forma Adjust- ments TT	Carolina & Carolina II Pro Forma Adjust- ments UU	Lakeside Office Center Pro Forma Adjust- ments VV	Duke- Buckeye Pro Forma Adjust- ments WW	Enclave Pro Forma Adjust- ments XX	Albion Mills Pro Forma Adjust- ments YY	Afton Ridge Pro Forma Adjust- ments ZZ	Consolidated Company Pro Forma
REVENUES
Rental	$14,024	$516	$396	$6,295	$581	$931	$2,250	$4,181	$—	$169	$2,055	$172	$—	$505	$1,545	$—	$33,620
Tenant Reimbursements	2,633	5	57	537	98	241	—	345	—	19	338	—	—	—	—	—	4,273

Total Revenues	16,657	521	453	6,832	679	1,172	2,250	4,526	—	188	2,393	172	—	505	1,545	—	37,893

EXPENSES

Operating and Maintenance	1,218	5	49	259	27	340	—	1,213	—	16	94	—	—	—	—	—	3,221

Property Taxes	1,778	—	45	509	116	210	—	665	—	15	386	—	—	—	—	—	3,724

Interest	5,049	222	—	1,945	—	—	—	1,041	—	—	855	—	—	203	—	—	9,315

General and Administrative	1,853	—	5	141	—	8	—	68	—	2	1	—	—	—	—	—	2,078
Management Fees to Related Party	1,547	49	—	—	—	—	176	—	—	73	903	108	62	287	179	309	3,693
Depreciation and Amortization	8,050	339	—	—	—	—	1,148	—	—	315	4,355	645	5	2,113	434	—	17,404

Total Expenses	19,495	615	99	2,854	143	558	1,324	2,987	—	421	6,594	753	67	2,603	613	309	39,435

INTEREST AND OTHER INCOME	2,859	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,859

INCOME (LOSS) BEFORE MINORITY INTEREST	21	(94)	354	3,978	536	614	926	1,539	—	(233)	(4,201)	(581)	(67)	(2,098)	932	(310)	1,317
MINORITY INTEREST	5	1	—	—	—	—	(11)	—	—	(2)	(4)	(0)	0	7	(12)	14	(2)

PROVISION FOR INCOME TAXES	(279)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(279)
EQUITY IN (LOSS) INCOME OF UNCONSOLIDATED ENTITIES	(150)	—	—	—	—	—	—	—	1,264	—	—	—	29	—	—	(2,099)	(956)

NET (LOSS) INCOME	$(403)	$(93)	$354	$3,978	$536	$614	$915	$1,539	$1,264	$(235)	$(4,205)	$(581)	$(38)	$(2,091)	$920	$(2,394)	$80
Basic and Diluted Net Loss per Share	$(0.02)																$(0.00)
Weighted Average Common Shares Outstanding – Basic and Diluted	18,545,418	—	—														18,545,418

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

1.	Adjustments to Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statement of operations of the Company for the nine months ended September 30, 2008 are as follows:

(AA) Reflects the historical condensed consolidated statement of operations for the nine months ended September 30, 2008.

(BB) Reflects the pro forma adjustment for Lakeside in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Lakeside on March 5, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 4, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Lakeside property.

(CC) Reflects the pro forma adjustment for KM III in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired KM III on March 14, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 13, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the KM III property.

(DD) Reflects the pro forma adjustment for TVF in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired TVF on March 20, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 19, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the TVF property.

(EE) Reflects the pro forma adjustment of equity in income of unconsolidated interest in Duke Buckeye as if the property was acquired on January 1, 2007. The property was contributed to the joint venture on June 12, 2008. Equity in loss of unconsolidated interest is presented to include revenues, direct operating expenses, and depreciation and amortization expense through June 11, 2008 (the date prior to contribution into the joint venture). Rental revenues are recorded on a straight line basis by the unconsolidated joint venture. The pro forma adjustments also include investment management fees and depreciation and amortization expense associated with direct Company acquisition costs outside of the joint venture.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Duke Buckeye property.

(FF) Reflects the historical statement of operations for the six months ended June 30, 2008 for the Enclave property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Enclave on July 1, 2008. Revenues and operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation, amortization and investment management fee are included in the pro forma adjustments reflected in (HH).

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(GG) Reflects the historical statement of equity in income of unconsolidated interest in Afton Ridge for the six months ended June 30, 2008 as if the property was acquired on January 1, 2007. A joint venture interest in the property was acquired on September 18, 2008. Equity in income of unconsolidated entity is presented to include revenues and direct operating expenses through June 30, 2008. Rental revenues are recorded on a straight line basis by the unconsolidated joint venture. Pro forma depreciation, amortization, interest expense and investment management fee are included in the pro forma adjustments reflected in (JJ).

(HH) The additional pro forma adjustments for Enclave reflect the increase in rental revenue as a result of amortization of below market rents, increase in interest expense as a result of amortization of the discount from the fair value adjustment on the assumed loan, amortization of deferred loan costs, depreciation, amortization and investment management fee for the six months ended June 30, 2008 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Enclave property.

(II) Reflects the pro forma adjustment for Albion Mills in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Albion Mills on July 11, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and investment management fee through July 10, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Albion Mills property.

(JJ) Reflects the pro forma adjustments for Afton Ridge to record revenues and direct operating expenses for the period July 1, 2008 through September 17, 2008 (date prior to contribution in the joint venture). Rental revenues are recorded on a straight line basis by the unconsolidated joint venture. The pro forma adjustments also include investment management fees recorded by the Company and interest expense, depreciation and amortization expense as recorded by the unconsolidated joint venture as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Afton Ridge property.

The adjustments to the pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2007 are as follows:

(KK) Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2007.

(LL) Reflects the statement of operations for the period from January 1, 2007 to April 26, 2007 (date of acquisition) for 602 Central in order to present the operations as if the property was acquired on January 1, 2007. The office building is 100% leased on a net lease term basis through February 28, 2017 to Capita Business Services Limited (the “Tenant”), a subsidiary of The Capita Group plc, one of the UK’s largest business process outsourcing firms and guarantor of the lease. The Tenant has a one time right to break the lease on February 28, 2010, provided Tenant has given the landlord not less than nine months prior written notice to the effect that Tenant intends to leave the property. Rental revenues are recorded on a straight line basis over the lease term and both revenues and expenses such as depreciation

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

and amortization were calculated as if the property was acquired on January 1, 2007. The Company entered into a financing arrangement on April 27, 2007. The principal amount of $10,945,000 is due in total at the end of a term of seven years. Interest only payments are due quarterly based on a variable interest rate, currently 6.35%. For purposes of adjustment, the interest expense was reflected as if the debt had been issued on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the 602 Central property.

(MM) Reflects the historical statement of operations for the six months ended June 30, 2007 for Bolingbrook in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Bolingbrook on August 29, 2007 and the revenue and operating expenses for the period from July 1, 2007 through the date of acquisition have been reflected in (TT). Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and amortization are included in the pro forma adjustments reflected in (TT).

(NN) Reflects the historical statement of operations for the six months ended June 30, 2007 for the Carolina Portfolio in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired the Carolina Portfolio consisting of 30 buildings on August 30, 2007 and the revenues and expenses for the period from July 1, 2007 through the date of acquisition have been reflected in (UU). Interest expenses included in the statement relates to the $66,110,000 principal amount of the mortgage loans assumed in the acquisition. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and amortization are included in the pro forma adjustments reflected in (UU).

(OO) Reflects the historical statement of operations for the nine months ended September 30, 2007 for the Carolina II portfolio. The Company acquired the Carolina II portfolio on September 24, 2007 (one property) and November 1, 2008 (two properties), respectively. Revenues and direct operating are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and amortization are included in the pro forma adjustments reflected in (UU).

(PP) Reflects the historical statement of operations for the year ended December 31, 2007 for Lakeside in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Lakeside on March 5, 2008. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and amortization are included in the pro forma adjustments reflected in (VV).

(QQ) Reflects the historical statement of operations for the year ended December 31, 2007 for the TVF property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired the TVF on March 20, 2008. The office building is 100% leased on a net lease term basis through November 15, 2013 to Regus (UK) Ltd, a subsidiary of Regus, plc., one of the world’s largest providers of workplace solutions. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis and include adjustments as a result of amortization of below market rents. Pro forma depreciation, amortization and investment management fees are included in this presentation.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the TVF property.

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(RR) Reflects the historical statement of operations for the year ended December 31, 2007 for the Enclave property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Enclave on July 1, 2008. Revenues and expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation, amortization and investment management fees are included in the pro forma adjustments reflected in (XX).

(SS) Reflects the historical statement of equity in income of unconsolidated interest in Afton Ridge for the year ended December 31, 2007 as if the property was acquired on January 1, 2007. A joint venture interest in the property was acquired on September 18, 2008. Equity in income of unconsolidated entity is presented to include revenues and direct operating expenses. Rental revenues are recorded on a straight line basis by the unconsolidated joint venture. Pro forma depreciation, amortization, interest expense and investment management fee are included in the pro forma adjustments reflected in (ZZ).

(TT) The additional pro forma adjustments for Bolingbrook reflect the adjustments to rental revenue as a result of the amortization of above market rents; increase in depreciation and amortization expense for tangible and intangible assets and an increase in the investment management fee through August 28, 2007 (date prior to acquisition) as if the property was acquired on January 1, 2007.

In addition, this adjustment reflects the historical statement of operations for the period July 1, 2007 through August 28, 2007 for Bolingbrook. Revenues and operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Bolingbrook property.

(UU) The additional pro forma adjustments for the Carolina Portfolio and Carolina II Portfolio reflect the adjustment to rental revenue as a result of the amortization of below or above market rents; depreciation and amortization expense for tangible and intangible assets and investment management fee through August 29, 2007 (date prior to acquisition) as if the properties were acquired on January 1, 2007.

In addition, this adjustment reflects the historical statement of operations for the period July 1, 2007 through August 29, 2007 for the Carolina Portfolio and Carolina II Portfolio. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Interest expenses included in the statement relates to the $66,110,000 of principal amount of mortgage loans assumed in the acquisition.

In addition, this adjustment reflects the increase in depreciation expense and investment management fee for the KM III property for the nine months ended December 31, 2007 based on a placed in-service date of April 1, 2007 at the completion of construction.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Carolina Portfolio.

(VV) The additional pro forma adjustments for the Lakeside property reflect the increase in rental revenue as a result of the amortization of above and below market rents, increase in depreciation and amortization and an increase in investment management fee for the year ended December 31, 2007 as if the property were acquired on January 1, 2007.

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Lakeside property.

(WW) Reflects the historical statement of equity in income of the unconsolidated entity in Duke Buckeye for the three and half months ended December 31, 2007 based on the completion of construction in-service date of September 16, 2007. Equity in income of unconsolidated entity is presented to include pro forma adjustments for straight line rental revenues, direct operating expenses, and depreciation and amortization as if the property investment was completed on September 16, 2007. The pro forma adjustments also include investment management fees and depreciation and amortization expense associated with direct Company acquisition costs outside of the joint venture for the three and a half months ended December 31, 2007. The property was contributed to the joint venture on June 12, 2008.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Duke Buckeye property.

(XX) The additional pro forma adjustments for Enclave reflect the adjustment in rental revenue as a result of the amortization of below market rents, increase in interest expense as a result of amortization of the discount from the fair value adjustment on the assumed loan, amortization of deferred loan costs, increase in depreciation and amortization and investment management fee for the year ending December 31, 2007 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for allocable portion of the pro forma loss before minority interest of the Enclave property.

(YY) Reflects the pro forma adjustment for Albion Mills in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Albion Mills on July 11, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee for the year ending December 31, 2007 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Albion Mills property.

(ZZ) Reflects the pro forma adjustments for Afton Ridge to include investment management fees recorded by the Company and interest expense, depreciation and amortization expense as recorded by the unconsolidated joint venture as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Afton Ridge property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

December 4, 2008	By:	/s/ Jack A. Cuneo
	Name:	Jack A. Cuneo
	Title:	President and Chief Executive Officer